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Exhibit 4.4

COMMON STOCK	COMMON STOCK
NUVA-
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 670704 10 5
This Certifies that

is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF
--------------------------------NUVASIVE, INC.-----------------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
/s/ KEVIN C. O'BOYLE SECRETARY	NUVASIVE, INC. CORPORATE SEAL JULY 21, 1997 DELAWARE	/s/ ALEXIS V. LUKIANOV PRESIDENT AND CHIEF EXECUTIVE OFFICER

CONTROL NO.

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

NUVASIVE, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporations's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- TEN ENT- JT TEN-	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT-	____________Custodian ___________ (Cust) (Minor) under Uniform Gifts to Minors Act ___________________________ (State)
		UNIF TRF MIN ACT-	____________Custodian (until age____) (Cust) ___________________ under Uniform Transfers (Minor) to Minors Act _________________ (State)

Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, _____________________________________ hereby sell, assign and transfer(s) unto
___________________________________________________________________________________________
    PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
__________________________________________
__________________________________________

___________________________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
___________________________________________________________________________________________
___________________________________________________________________________________________
_____________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
____________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________	X	__________________________________
X	__________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(s) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:

By______________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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  Exhibit 4.4
NUVASIVE, INC.